Ex.99.906 CERT

N-CSR Exhibit for Item 13(b): Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Armando Senra, President (Principal Executive Officer), and Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares Trust (the “Registrant”), each certify, to his knowledge, that:

1.            The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 06, 2021

/s/ Armando Senra

Armando Senra

President (Principal Executive Officer)

Date: May 06, 2021

/s/ Trent Walker

Trent Walker

Treasurer and Chief Financial Officer (Principal Financial Officer)